EXHIBIT 10.9

                         APPROVED UNDERWRITER AGREEMENT

            THIS APPROVED UNDERWRITER AGREEMENT (the "Agreement") is made and entered into as of this 21st day of September, 2005, by and between, Asset Settlement Group, Inc. (the "Company") and AVS LLC, a Georgia limited liability company, (the "Approved Underwriter").

                                    RECITALS

            Whereas, the Company desires to engage the Approved Underwriter to provide certain life expectancy underwriting services with respect to certain life insurance policies, subject to the terms and conditions of this Agreement.

            Therefore, for and in consideration of the mutual benefits and promises herein described, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                                   ARTICLE I.

                                  CONSTRUCTION

      SECTION  1.1  Defined  Terms.   Capitalized   terms  used  herein  without
definition shall have the respective meanings agreed to in writing by the Parties.

      SECTION 1.2 Usage of Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and exhibit schedule references contained in this Agreement are references to sections, subsections, exhibits and schedules in or to this Agreement unless otherwise specified; with respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto; and the term "including" means "including without limitation."

                                   ARTICLE II.

                                   APPOINTMENT

      SECTION 2.1 Appointment. The Company hereby appoints and engages the Approved Underwriter as a life expectancy provider with respect to the Life Settlement Policies specified

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by the Company to the Approved Underwriter for the period commencing on the date hereof until the expiration or termination of this Agreement pursuant to Article VII hereof, subject to the terms and conditions of this Agreement. This agreement creates no exclusive agreement to or rights of any kind in favor of either party.

                                  ARTICLE III.

                  RIGHTS AND DUTIES OF THE APPROVED UNDERWRITER

      SECTION 3.1 Standard of Care. Unless otherwise expressly state herein, the Approved Underwriter shall perform its duties with respect to the Life Settlement Policies with reasonable care, using that degree of skill and attention that it exercises with respect to all comparable life insurance policies for which it provides life expectancy underwriting services, including compliance with all applicable state and federal regulations.

      SECTION 3.2 Errors and Omissions Policy. The Approved Underwriter agrees to maintain an errors and omissions insurance policy in an amount no less than $1 million per occurrence.

      SECTION 3.3 Delivery of Certain Information to the Approved Underwriter. Prior to the commencement of any obligation upon the Approved Underwriter to provide the services contemplated by this Agreement with respect to any Life Settlement Policy, the Company shall deliver or cause to be delivered to the Approved Underwriter all of the following information for each Insured with respect to the related Life Settlement Policy: (i) the name, (ii) the sex, (iii) the date of birth, (iv) the attending physician, (v) all medical records available which shall be the most current available but at least within the past twelve (12) months of the date of the request for a life expectancy and minimally three (3) years of consecutive records which shall include those records within the past twelve (12) months and preferably as many records as are available and (vi) an authorization for protected health information form that has language that would include the Approved Underwriter and which has been executed and dated by the Insured/Viator within the past ninety (90) days.

      SECTION 3.4 Calculation of Life Expectancy. For each Life Settlement Policy, the Approved Underwriter will prognosticate the average life expectancy of the respective Insured(s) based on procedures set forth in one of the underwriting manuals used by such Approved Underwriter in the ordinary course of business (the "Life Expectancy"). The Approved Underwriter shall (i) apply its professional judgment in determining the number of underwriting debits to use for a given condition in such instances where the applicable underwriting manual indicates a range of debits for such condition or (ii) establish a Life Expectancy where such underwriting manual is not applicable or is insufficient therefor because the related Insured is unratable, based upon its clinical underwriting approach. Upon such prognostication, the Approved Underwriter will notify the Company in writing in the form attached hereto as Exhibit A of the Life Expectancy.

                                  ARTICLE IV.

                            COMPENSATION AND EXPENSES

      SECTION 4.1 Compensation and Expense. (a) As compensation for the medical underwriting services to be rendered by the Approved Underwriter hereunder, the Company shall pay to the Approved Underwriter within 30 days after the delivery of such Life Expectancy to the Company a cash fee per Insured with respect to which the Approved Underwriter delivers a Life Expectancy in the amount of $225.00 for a full review; $150.00 for a No Report Review; $100.00 for a Re-Review; $225.00 for an Insurance Application Review; $50.00 plus physician's or health care provider's costs to obtain medical records from a physician, clinic, hospital or other health care provider; a cancellation fee of $75.00; and $25.00 additional for double sided medical records. The fees shall be reviewed annually by the Approved Underwriter for possible adjustment and if increased, the notification of increase shall be provided to the Company in writing at least thirty (30) days before the end of the agreement annually and effective upon the annual renewal of this Agreement.

            (b) In addition to the payment of compensation in Section 4.1(a), within a reasonable time after the presentment of a reasonably detailed invoice therefor, the Company shall reimburse, or cause to be reimbursed, to the
Approved Underwriter all out-of-pocket extraordinary expenses that are reasonably incurred by the Approved Underwriter under this Agreement and are pre-approved in writing by the Company.

                                   ARTICLE V.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      SECTION 5.1 Representations and Warranties of the Approved Underwriter. The Approved Underwriter, as of the date hereof, hereby represents and warrants to, and covenants with, the Company that:

            (a) Organization and Good Standing. The Approved Underwriter is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Georgia and has organizational power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall now have, organizational power, authority and legal right to perform its obligations under this Agreement with respect to the Life Settlement Policies.

            (b) Due Qualification. The Approved Underwriter is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals and where the failure to so qualify or to obtain such licenses and approvals will have a material adverse effect on the ability of the Approved Underwriter to conduct its business or perform its obligations under this Agreement.

            (c) Power and Authority. The Approved Underwriter has full power, authority and right to execute and deliver this Agreement, and has full power and authority to perform its obligations hereunder and thereunder, and has taken all necessary action to authorize the execution and delivery of this Agreement.

            (d) Binding Obligation. This Agreement constitutes the legal, valid and binding obligations of the Approved Underwriter enforceable against the Approved Underwriter in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or the operating agreement of the Approved Underwriter, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Approved Underwriter is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law, order, rule or regulation applicable to the Approved Underwriter of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Approved Underwriter or its properties; which breach, default, conflict, Lien or violation would have a material adverse effect on the provision of medical underwriting services with respect to the Life Settlement Policies hereunder, on the ability of the Approved Underwriter to conduct its business or perform its obligations under this Agreement or the earnings, business affairs or business prospects of the Approved Underwriter.

            (f) No Proceedings. There is no action, suit or proceeding before or by any court, regulatory body, administrative agency or other governmental agency or body, domestic or foreign, now pending, or to the Approved
Underwriter's   knowledge,   threatened,   against  or  affecting  the  Approved
Underwriter: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely effect the performance by the Approved Underwriter of its obligations under, or the validity or enforceability of, this Agreement.

            (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Approved Underwriter for the consummation of the transactions contemplated by this Agreement, except such as have been duly made or obtained.

      SECTION 5.2 Survival The representations and warranties of the Approved Underwriter set forth in this Article V shall survive the provision of medical underwriting services with respect to the Life Settlement Policies by the Approved Underwriter for the Company pursuant to this Agreement. Upon discovery by the Company of a breach of any of the foregoing representations and warranties, the Company shall give prompt written notice to the Approved Underwriter.

                                  ARTICLE VI.

                                 CONFIDENTIALITY

      SECTION 6.1 General Duty. The Approved Underwriter agrees that all documentation, materials and information provided by, or made available by, the Company for the performance of the Approved Underwriter's obligations hereunder shall be used solely for the purposes contemplated by this Agreement and that all such documentation, information and materials shall be deemed proprietary; all information and materials shall be received, utilized, and maintained in confidence.

      SECTION 6.2 Reasonable Precautions. The Approved Underwriter shall take such precautions as may reasonably be necessary to protect such documentation, information and materials from disclosure to others or from use by itself or others for any purpose inconsistent with this Agreement.

      SECTION 6.3 Dissemination of Certain Information. The Approved Underwriter shall at all times comply with all laws and regulations affecting Life Settlement Policies, including but not limited to laws and regulations regarding the privacy of any Insured and the maintenance of all information obtained by the Company and/or the Approved Underwriter in the performance of their duties in accordance with applicable laws and regulations concerning the dissemination of such information; provided that the Approved Underwriter may disclose such information to competent judicial or regulatory authorities in response to a written request therefrom for such information; provided, however, that the Approved Underwriter shall provide the Company with prompt notice of such request, if possible, providing a reasonable period of time for each party to seek judicial or other relief before such information is disclosed.

                                  ARTICLE VII.

                                TERM; TERMINATION

      SECTION 7.1 Term; Termination. This agreement will continue until (a) December 31, 2006, or such later date as may be mutually agreed by the Company and the Approved Underwriter subject to the requirements of Section 4.1; (b) terminated by the Company or the Approved Underwriter by delivery of written notice to the other of a change in any applicable law or regulation that causes it to be illegal for such party to continue performing under this Agreement, (c) terminated by the Company by fifteen (15) business days written notice thereof to the Approved Underwriter, (d) automatically renewed annually by written agreement of the parties thirty (30) days before the occurrence of the agreed upon date in (a) above or (e) terminated by the Approved Underwriter if there has been no referral of a life settlement policy or requests for life expectancy services for a period of three months or more.

      Immediately   upon  any   termination   or  resignation  of  the  Approved
Underwriter,  the

Approved Underwriter shall destroy all files and records delivered to, or retained by, the Approved Underwriter in connection with the performance of its duties and obligations under this Agreement, unless otherwise required by law.

                                 ARTICLE VIII.

                                  MISCELLANEOUS

      SECTION 8.1  Amendment.  This  Agreement  may be amended from time to time
only  by  the  written  mutual   agreement  of  the  Company  and  the  Approved
Underwriter.

      SECTION 8.2 Governing Law; Submission to Jurisdiction; Jury Waiver. (a) Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN ATLANTA, GEORGIA, IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR
INCIDENTAL TO ANY DEALINGS OF THE PARTIES TO THIS AGREEMENT OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

      SECTION 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Company, to Asset Settlement Group, Inc., 2015 A Osborne Road, St. Marys, Georgia 31558, Attn: Brittany Ellis, facsimile: (912) 882-9461; and
(b) in the case of the Approved Underwriter, to AVS Underwriting, LLC, 175 TownPark Drive, Suite 400, Kennesaw, Georgia 30144, Attention: Phil Loy, facsimile: (770) 926-7933, or at such other address or facsimile number as shall be designated by either such Person in a written notice to the other. Notwithstanding the foregoing, notice of breach, service of legal process or other similar communications shall not be given by electronic mail and will not be deemed duly given under this Agreement if delivered by such means. Notices, demands and communications hereunder given by facsimile or electronic mail shall be deemed received upon oral confirmation of receipt by the addressee or upon the sender's receipt of an affirmative confirmation of receipt thereof by the addressee.

      SECTION 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      SECTION 8.5 Assignment. The Approved Underwriter hereby agrees that the Company has the right to assign all of its rights and obligations hereunder to any assignee and each assignee may assign to a subsequent assignee. If the Company assigns this Agreement, such assigning party will no longer be a party to this Agreement and will have no duties or obligations hereunder. If this Agreement is assigned by the Company, the Approved Underwriter will agree (a) to continue to be bound by each and every one of its obligations, agreements, commitments, liabilities and duties under this Agreement, (b) not to assert any duty or obligation arising from this Agreement against the Company or any prior assignee and (c) to hold the Company and any prior assignee harmless against any obligations or liabilities which may be asserted against the Company or any prior assignee under this Agreement. Except as permitted by this Section 8.6, none of the parties shall assign this Agreement in whole or in part or delegate any duties under this Agreement without the prior written consent of the other party.

      SECTION 8.6 Further Assurances. The Company and the Approved Underwriter agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto more fully to effect the purposes of this Agreement.

      SECTION 8.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Company or the Approved Underwriter of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 8.8 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

      SECTION 8.9 No Petition. The Approved Underwriter, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Company, or solicit or incite any other Person to institute for the purpose of joining in any such institution against the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law. This Section will survive the termination of this Agreement.

      SECTION 8.10 Limited Recourse. The obligations of the Company under this Agreement are solely the obligations of the Company and payable from and recourse only to the assets of the Company. No recourse shall be had for the payment of any amount owing by the Company hereunder, or for the payment by the Company of any fee in respect hereof or any other obligation or claim of or against the Company arising out of or based on this Agreement or against any partner, owner, beneficiary, officer, director, employee or agent of the Company; provided, however, that nothing in this Section shall relieve the Company from any liability which the Company may otherwise have in such capacity for its own gross negligence or willful misconduct. The agreements in this Section shall survive termination of this Agreement.

            The obligations of the Approved Underwriter under this Agreement are solely the obligations of the Approved Underwriter and payable from and recourse only to the assets of the Approved Underwriter. No recourse shall be had for the payment of any amount owing by the Approved Underwriter hereunder, or for the payment by the Approved Underwriter of any fee in respect hereof or any other obligation or claim of or against the Approved Underwriter arising out of or based on this Agreement or against any partner, owner, beneficiary, agent, officer, director, employee or agent of the Approved Underwriter; provided, however, that nothing in this Section shall relieve the Approved Underwriter from any liability that Approved Underwriter may otherwise have in such capacity for its own gross negligence or willful misconduct. The agreements in this Section shall survive termination of this Agreement.

      SECTION 8.11 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties signatory hereto. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

      SECTION 8.12 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

      SECTION 8.13 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

      SECTION 8.14 Indemnification. Subject to the limitations on the liabilities of the Approved Underwriter set forth herein, the Approved Underwriter shall indemnify and hold harmless the Company and any permitted assignee of this Agreement or permitted transferee hereof from and against any and all costs, expenses, losses, claims, damages, injury and liabilities to the extent that such cost, expense, loss, claim, damage, injury or liability arose out of, and was imposed upon such Person (i) through failure of the Approved Underwriter to perform its duties in compliance with all requirements of law, and (ii) by reason of its breach of any covenant, agreement or obligation contained herein, or the failure by the Approved Underwriter to perform any of its covenants, agreements, obligations or duties contained herein, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Approved Underwriter shall not indemnify any such Person if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Company or any assignee of this Agreement. In case any such action is brought against a party indemnified under this Section 8.14 and such party notifies the Approved Underwriter of the commencement thereof, the Approved Underwriter will assume the defense thereof, and except as provided below, the Approved Underwriter will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. In any such proceeding any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the Approved Underwriter shall pay as incurred (or within 30 days of presentation of an invoice) the fees and expenses of the counsel retained by the indemnified party in the event (i) the Approved Underwriter and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the Approved Underwriter, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Approved Underwriter and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Any such indemnified party will not, without the prior written consent of the Approved Underwriter (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding for which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of the Approved Underwriter from all liability arising out of such claim, action or proceeding. The indemnities contained in this Section shall survive the termination of this Agreement.

      SECTION 8.15 No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

      SECTION 8.16 Representations By providing a life expectancy, Approved Underwriter makes no implied or actual determination, statement or approval as to the viability of any insurance policy or insurance document, the insurability of any individual or individuals, or the procedure for purchasing, premium financing or acquiring life insurance.

                [Remainder of the page intentionally left blank.]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers the day and year first above written.

                                                     (Company)

                                                     By: /s/ Brittany Ellis
                                                         -----------------------
                                                         Name:  Brittany Ellis
                                                         Title: President

                                                     AVS, LLC

                                                     By: /s/ Philip R. Loy
                                                         -----------------------
                                                         Name:  Philip R. Loy
                                                         Title: Managing Partner

                                EXHIBIT A SAMPLE
[This is merely a sample form and this form is subject to change without notice]
                   FORM OF CERTIFICATE OF APPROVED UNDERWRITER

                                    AVS, LLC
                          175 TownPark Drive, Suite 400
                             Kennesaw, Georgia 30144

                                MORTALITY PROFILE

Report on:
Social Security Number:
Date of Birth:

Report Requested By:

Attention:
Phone:
Fax:

AVS Underwriting, LLC has reviewed in detail the medical records forwarded to our company on _______________ by _____________ including the attending physician's medical records, laboratory records and radiology reports dated ______ through _______.

Summary of Findings:

____________ was documented with __________.
Medications include _____________________.

Impression:

The projected life expectancy for __________ is x months.

                                    AVS, LLC
                          175 TownPark Drive, Suite 400
                             Kennesaw, Georgia 30144

                                MORTALITY PROFILE

Report on:

Social Security Number:
Date of Birth:

Current Prognosis for Mortality Profile:         x months
Table Rating:                                    %
Table:                                           X

                                                 Non-smoker or Smoker

________________________________________
J. Herbert West, MD or Marie Laure Ferru                           Date

This report is intended for the specific use of the company or individual requesting the report ONLY, and may not be distributed to any other party without the written consent of AVS, LLC or the insured. All medical information and/or information specific to the identity of any individual is considered confidential under certain state laws and Federal laws. If your state or the insured individual's state of residence requires such protection, then state law prohibits you from making further disclosure of the information without specific written consent of the person to whom it pertains, or as otherwise permitted by law.

Evaluations to determine life expectancy are based on the understanding of current available medical records provided at the time of evaluation. AVS, LLC makes no representation that any individual will expire on or near the time period indicated on our report. The life expectancy of any individual may be impacted positively or negatively by factors that change following the date of the evaluation. Every effort is made to anticipate future favorable or adverse changes in medical conditions, but it is not possible to make representations, guarantees or assurances after the date of this evaluation.

AVS, LLC makes no implied or actual determination, statement or approval as to the viability of any insurance policy or insurance document, the insurability of any individual or individuals, or the procedure for purchasing, premium financing or acquiring life insurance that may necessitate this life expectancy.